Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended March 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(20,739,134)
Unrealized Gain (Loss) on Market Value of Futures	8,206,015
Interest Income	245,837
ETF Transaction Fees	1,400
Total Income (Loss)	$(12,285,882)

Expenses
Management Fees	$371,475
Professional Fees	30,473
Brokerage Commissions	67,326
Non-interested Directors' Fees and Expenses	3,587
Prepaid Insurance Expense	2,034
Total Expenses	$474,895
Net Income (Loss)	$(12,760,777)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/17	$559,631,093
Additions (300,000 Shares)	11,773,524
Withdrawals (250,000 Shares)	(9,764,117)
Net Income (Loss)	(12,760,777)

Net Asset Value End of Month	$548,879,723
Net Asset Value Per Share (14,000,000 Shares)	$39.21

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended March 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$13,688
Unrealized Gain (Loss) on Market Value of Futures	(140,650)
Interest Income	5,820
ETF Transaction Fees	1,050
Total Income (Loss)	$(120,092)

Expenses
Management Fees	$7,077
Professional Fees	18,752
Brokerage Commissions	764
Non-interested Directors' Fees and Expenses	84
Prepaid Insurance Expense	74
Total Expenses	26,751
Expense Waiver	(17,779)
Net Expenses	$8,972
Net Income (Loss)	$(129,064)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/17	$8,831,338
Additions (350,000 Shares)	6,013,833
Net Income (Loss)	(129,064)

Net Asset Value End of Month	$14,716,107
Net Asset Value Per Share (850,000 Shares)	$17.31

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended March 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(18,080)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(37)
Unrealized Gain (Loss) on Market Value of Futures	(32,376)
Unrealized Gain (Loss) on Foreign Currency Translations	40
Interest Income	833
Total Income (Loss)	$(49,620)

Expenses
Management Fees	$1,062
Professional Fees	18,751
Brokerage Commissions	277
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	74
Total Expenses	20,177
Expense Waiver	(18,575)
Net Expenses	$1,602
Net Income (Loss)	$(51,222)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/17	$1,937,812
Net Income (Loss)	(51,222)

Net Asset Value End of Month	$1,886,590
Net Asset Value Per Share (100,000 Shares)	$18.87

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended March 31, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(20,743,526)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(37)
Unrealized Gain (Loss) on Market Value of Futures	8,032,989
Unrealized Gain (Loss) on Foreign Currency Translations	40
Interest Income	252,490
ETF Transaction Fees	2,450
Total Income (Loss)	$(12,455,594)

Expenses
Management Fees	$379,614
Professional Fees	67,976
Brokerage Commissions	68,367
Non-interested Directors' Fees and Expenses	3,684
Prepaid Insurance Expense	2,182
Total Expenses	521,823
Expense Waiver	(36,354)
Net Expenses	$485,469
Net Income (Loss)	$(12,941,063)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/17	$570,400,243
Additions (650,000 Shares)	17,787,357
Withdrawals (250,000 Shares)	(9,764,117)
Net Income (Loss)	(12,941,063)

Net Asset Value End of Month	$565,482,420

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612